UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2020

LYDALL, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 1-7665

Delaware	06-0865505
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

One Colonial Road, Manchester, Connecticut	06042
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (860) 646-1233

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	LDL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Notice of Intent to Not Stand for Reelection

On September 28, 2020, Mr. Matthew Farrell informed the Board of Directors of Lydall, Inc. (“Lydall” or the “Company”), of his intention not to stand for reelection as a Director of the Company at the next annual meeting of shareholders, which is expected to be held in April 2021. Mr. Farrell’s intention not to stand for reelection was not the result of any disagreement with the Board of Directors or Company management.

Departure of Named Executive Officer

Joseph A. Abbruzzi, President of Lydall Thermal Acoustical Solutions, a division of Lydall, Inc. (“Lydall” or the “Company”), departed the Company effective September 29, 2020. Mr. Abbruzzi will receive severance benefits consistent with the terms of his Agreement dated March 31, 2014 (“Agreement”), as amended by that certain Amendment No. 1 to the Agreement dated February 24, 2016 (“Amendment No. 1”). These severance benefits include one year of salary, bonus, health benefits and optional outplacement services. Receipt of these severance benefits are subject to his execution, without revocation, of a valid release in substantially the form attached to his Agreement. A copy of his Agreement was previously filed as Exhibit 10.6 to the Company’s Annual Report on Form 10-K filed on March 3, 2015, and a copy of the Amendment No. 1 to his Agreement was previously filed as Exhibit 10.32 to the Company’s Annual Report on Form 10-K filed on February 24, 2016.

The Company has implemented an interim leadership structure, supported by an outside firm specializing in automotive operational and leadership transitioning services.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LYDALL, INC.

September 30, 2020	By:	/s/ CHAD A. McDANIEL
Chad A. McDaniel
Executive Vice President, General Counsel and Chief Administrative Officer